Exhibit 10.3

AMENDMENT
TO THE
ASSET PURCHASE AGREEMENT
OF
VENTURE METALS, LLC

          THIS AMENDMENT to the Asset Purchase Agreement is made and entered into as of the 1st day of July, 2010 (the “Effective Date”) by and among Industrial Services of America, Inc. (“ISA”) and the undersigned, constituting all of the Members of Venture Metals, LLC (“the Company”).

          WHEREAS, ISA and the members of the Company entered into an Asset Purchase Agreement of Venture Metals, LLC in March 5, 2010 subject to ISA shareholder approval, and the parties now desire to amend the Asset Purchase Agreement.

          NOW THEREFORE, in consideration of the mutual covenants set forth herein and in the Asset Purchase Agreement and for other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

          1. Based on an independent appraisal conducted by Valuation Research Corporation (VCR), ISA agrees to pay additional compensation, beyond that set forth in the Asset Purchase Agreement, to Venture Metals for the Venture name, the Venture customer and vender list and the Non-compete.

          SECTION 1.2 Additional Consideration for the Transferred Assets.

                    1.2.1 Venture Metals, LLC shall be entitled to receive additional consideration for the transfer of assets upon the terms and subject to the conditions set forth in this amended Agreement. In addition to the consideration set forth in the Asset Purchase Agreement, ISA shall deliver to the Company for the Transferred Assets and the Non-Compete Agreement up to 750,000 shares of ISA Common Stock in accordance with the following:

                    (a) Venture Metals, LLC shall receive up to ninety thousand (90,000) shares of ISA common stock per annum commencing in 2011 for calendar year 2010, and thereafter in 2012, 2013, 2014, 2015 and 2016 for calendar years 2011, 2012, 2013, 2014 and 2015, respectively, resulting in a maximum of four hundred and fifty thousand (450,000) shares of ISA common stock over the such period (but in no event greater than 90,000 shares in any one calendar year) based on satisfaction of the return on net assets (“RONA”) criteria set forth in Exhibit A attached hereto and incorporated herein by reference. Such consideration shall be payable in the form of ISA common stock in one delivery of a stock certificate, as soon as practicable following December 31, 2015 subject to applicable withholding and other taxes and other required deductions

                    (b) Venture Metals, LLC shall be entitled to receive additional consideration for the transfer of assets up to three hundred thousand (300,000) shares of ISA common stock based on satisfaction of the 5 year (2010-2014) average return on net assets (“RONA”) criteria set forth in Exhibit A attached hereto and incorporated herein by reference. Such consideration shall be payable in the form of Company common stock in one delivery of a stock certificate, as soon as practicable following December 31, 2014 subject to applicable withholding and other taxes and other required deductions.

          ISA and the Company have each caused this Agreement to be executed by its duly authorized officer all as of the day and year first above written.

“ISA”

INDUSTRIAL SERVICES OF AMERICA, INC.

By:	/s/ Harry Kletter

Title:	Chief Executive Officer

the “Company”

VENTURE METALS, LLC

By:	/s/ Steve Jones

Steve Jones, Manager

By:	/s/ Jeff Valentine

Jeff Valentine, Manager

EXHIBIT A

ADDITIONAL CONSIDERATION FOR TRANSFERRED ASSETS

2010-2014 Average RONA Return			300,000

RONA	AVG Operating Income	%	AWARD SHARES
20%	$5,800,000	25.00%	75,000
21%	$6,090,000	31.25%	93,750
22%	$6,380,000	37.50%	112,500
23%	$6,670,000	43.75%	131,250
24%	$6,960,000	50.00%	150,000
25%	$7,250,000	56.25%	168,750
26%	$7,540,000	62.50%	187,500
27%	$7,830,000	68.75%	206,250
28%	$8,120,000	75.00%	225,000
29%	$8,410,000	81.25%	243,750
30%	$8,700,000	87.50%	262,500

31%	$8,990,000	93.75%	281,250
32%	$9,280,000	100.00%	300,000

ANNUAL STOCK AWARD			90,000
(Same schedule as above
RONA	Operating Income	%	AWARD SHARES
20%	$5,800,000	25.00%	22,500
21%	$6,090,000	31.25%	28,125
22%	$6,380,000	37.50%	33,750
23%	$6,670,000	43.75%	39,375
24%	$6,960,000	50.00%	45,000
25%	$7,250,000	56.25%	50,625
26%	$7,540,000	62.50%	56,250
27%	$7,830,000	68.75%	61,875
28%	$8,120,000	75.00%	67,500
29%	$8,410,000	81.25%	73,125
30%	$8,700,000	87.50%	78,750
31%	$8,990,000	93.75%	84,375
32%	$9,280,000	100.00%	90,000

EXAMPLE: 100% Award

Year	Average Net Assets	Operating Income	%
2010	29,000,000	$9,280,000	32%
2011	28,000,000	$8,960,000	32%
2012	27,000,000	$8,640,000	32%
2013	28,000,000	$8,960,000	32%
2014	29,000,000	$9,280,000	32%
	141,000,000	$45,120,000
5yr AVG	28,200,000	$9,024,000	32%

AWARD	300,000	shares

EXAMPLE: short of 32% RONA

Year	Average Net Assets	Operating Income	%
2010	29,000,000	$9,280,000	32%
2011	28,000,000	$8,000,000	29%
2012	27,000,000	$5,000,000	19%
2013	28,000,000	$10,000,000	36%
2014	29,000,000	$10,000,000	34%
	141,000,000	$42,280,000
5yr AVG	28,200,000	$8,456,000	30%

AWARD	262,500	shares

EXAMPLE: over of 32% RONA

Year	Average Net Assets	Operating Income	%
2010	29,000,000	$12,000,000	41%
2011	28,000,000	$14,000,000	50%
2012	27,000,000	$5,000,000	19%
2013	28,000,000	$6,000,000	21%
2014	29,000,000	$12,000,000	41%

	141,000,000	$49,000,000
5yr AVG	28,200,000	$9,800,000	35%

AWARD	300,000	shares